SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

On December 19, 2024, the Company closed its Offering of 1,500,000 Class A ordinary shares, no par value, for gross proceeds of $6 million. The Ordinary Shares were priced at $4.00 per share, and the Offering was conducted on a firm commitment basis, with no over-allotment exercised by the Underwriters as of December 19, 2024.   Pursuant to the underwriting agreement, certain expenses will be deducted from the Company’s gross proceeds and net gross proceeds of $4,983,761 was received by the Company. Upon closing of the Offering, the Underwriters were issued warrants exercisable at any time and from time to time, in whole or in part, during the four-year period commencing six months from the closing of the initial public offering, entitling the Underwriters to purchase up to 4% of the total number of Ordinary Shares sold in the initial public offering (including any Ordinary Shares sold as a result of the exercise of the Underwriters’ over-allotment option) at an exercise price of $5.00 per share.

The Ordinary Shares were previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “NCEW” on December 18, 2024.

No other matter or circumstance has arisen up through the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.